                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(c)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

          Lincoln National Aggressive Growth Fund, Inc.

          Lincoln National Bond Fund, Inc.

          Lincoln National Capital Appreciation Fund, Inc.

          Lincoln National Equity-Income Fund, Inc.

          Lincoln National Global Asset Allocation Fund, Inc.

          Lincoln National Growth and Income Fund, Inc.

          Lincoln National International Fund, Inc.

          Lincoln National Managed Fund, Inc.

          Lincoln National Money Market Fund, Inc.

          Lincoln National Social Awareness Fund, Inc.

          Lincoln National Special Opportunities Fund, Inc.


 ................................................................................
             (Name of Registrants as Specified in Their Charters)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    1)  Title of each class of securities to which transaction applies:
         N/A
         .......................................................................
    2)  Aggregate number of securities to which transaction applies:
         N/A
         .......................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. N/A

    1)  Amount Previously Paid:________________________________________________
    2)  Form Schedule or Registration Statement No.:___________________________
    3)  Filing Party:__________________________________________________________
    4)  Date Filed:____________________________________________________________

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 P.O. BOX 1110
                           1300 SOUTH CLINTON STREET
                           FORT WAYNE, INDIANA 46801
                            TELEPHONE: 800-4-LINCOLN
                                 (800-454-6265)

   -------------------------------------------------------------------

                                 MARCH 9, 1998

Dear Multi Fund(R) contractowner:

As stated in the Prospectus you received in connection with the purchase of your contract, the net purchase payments you make under your contract with The Lincoln National Life Insurance Company (Lincoln Life) are allocated as follows: 1) purchase payments under an individual variable annuity contract are allocated to Lincoln National Variable Annuity Account C ("Account C"), which is a Lincoln Life segregated investment account or 2) purchase payments under an individual flexible premium variable life insurance policy are allocated in whole or in part, as applicable, to Lincoln National Flexible Premium Variable Life Accounts D, G or K, which are also Lincoln Life segregated investment accounts. As directed by you, the contractowner, the assets of Accounts C, D and K, and a portion of the assets of Account G, are invested by Lincoln Life, as applicable, in shares of one or more of the underlying mutual funds ("Fund" or "Funds") listed below. (Note, however, that Accounts D and G do not utilize all 11 Funds. See below.)

The Special Meeting of the Stockholder of these Funds will be held at the office of the Funds' investment adviser, Lincoln Investment Management Inc. at 200 East Berry Street, Fort Wayne, Indiana, on April 13, 1998 at 9:30 A.M. local time. The attached "Statement Regarding the Special Meetings of the Stockholder of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc.," describes in detail the proposed actions for these Meetings.

Through Accounts C, D, G and K, Lincoln Life is the sole stockholder in each of the 11 Funds. (Account C and Account K contractowners may participate in all 11 Eligible Funds. Account D contractowners may participate in the Bond, Growth and Income, Managed, Money Market, and Special Opportunities Funds. Account G contractowners may participate in the Growth and Income and Special Opportunities Funds.) By way of the enclosed materials, Lincoln Life is soliciting instructions on how to vote its shares regarding the proposed actions to be taken at these Special Meetings of the Funds.

Each contractowner who had purchase payments allocated to a Variable Fund on February 20, 1998, is receiving by mail a Statement Regarding the Special Meetings of the Stockholder of the Funds. Each person entitled to receive this initial Proxy Statement is invited to attend the meetings in person and give instructions instead of giving his or her proxy.

As you will see from the Proxy Statement, there are many issues for which we need your instructions. For that reason, if you do not expect to attend the meetings, I urge you to fill in, sign, date, and return the enclosed proxy instruction form. Please use the self-addressed, postage-paid envelope provided. The number of shares of the appropriate Fund will be voted in accordance with the directions you give on the instruction form provided.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LOGO
------------------------------------------
Kelly D. Clevenger
Vice President

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 P.O. BOX 1110
                           1300 SOUTH CLINTON STREET
                           FORT WAYNE, INDIANA 46801

   -------------------------------------------------------------------

         STATEMENT REGARDING THE SPECIAL MEETINGS OF THE STOCKHOLDER OF
                 LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.,
                       LINCOLN NATIONAL BOND FUND, INC.,
               LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.,
                   LINCOLN NATIONAL EQUITY-INCOME FUND, INC.,
              LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.,
                 LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.,
                   LINCOLN NATIONAL INTERNATIONAL FUND, INC.,
                      LINCOLN NATIONAL MANAGED FUND, INC.,
                   LINCOLN NATIONAL MONEY MARKET FUND, INC.,
                 LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.,
               LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.

                                 MARCH 9, 1998

This Statement is submitted in connection with the solicitation by The Lincoln National Life Insurance Company (Lincoln Life) of instructions for voting at the Special Meetings of the Stockholder of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (the "Funds"). This Proxy Statement and the accompanying instruction card were mailed to Contract Owners on or about March 9, 1998.

These instructions are solicited from owners of: 1) individual variable annuity contracts issued by Lincoln Life, under the terms of which purchase payments are allocated in whole or in part to Lincoln National Variable Annuity Account C ("Account C"), a segregated investment account of Lincoln Life; and 2) individual flexible premium variable life insurance policies issued by Lincoln Life, under the terms of which purchase payments are allocated in whole or in part to Lincoln National

Flexible Premium Variable Life Accounts D, G and K ("Accounts D, G, and K"), also segregated investment accounts of Lincoln Life. Accounts C, D, G and K invest these amounts in shares of one or more of the Funds, as directed by the Contract Owner.

The Special Meeting of the Stockholder for each of these Funds will be held at the office of the Funds' investment advisor, Lincoln Investment Management, Inc., at 200 East Berry Street, Fort Wayne, Indiana, on April 13, 1998, at 9:30 A.M., local time. The purpose of the Special Meeting is to consider and act on the following proposals:

 . (All Funds) To elect the Board of Directors of the Fund;

 . (Equity-Income Fund) To approve or reject amendments to the investment advisory and sub-advisory agreements between the Fund and Lincoln Investment Management, Inc., and Lincoln Investment Management, Inc. and Fidelity Management Trust Company, respectively, which reduce the amount of the advisory and sub-advisory fees paid thereunder.

 . (International Fund only) To approve or reject replacing Clay Finlay, Inc.
  with Delaware International Advisers Limited (DIAL) as sub-advisor as well as approve or reject the investment sub-advisory agreement between Lincoln Investment Management, Inc., and DIAL.

 . (Money Market Fund; Short-term asset class of the Managed Fund; Incidental cash accounts of the Bond, Growth and Income, Social Awareness and Special Opportunities Funds.) To approve or reject the modification of Fundamental Investment Restriction to permit trading in certain types of loan participation certificates (LPC's) as money market securities.

 . (All Funds, except Aggressive Growth, Capital Appreciation and Equity-Income
  Funds) To approve or reject elimination of certain fundamental investment policies.

 . (All Funds) To approve or reject the engagement of Ernst & Young LLP as the independent auditors.

 . (All Funds) To transact any other business which may properly come before the meeting.

In addition to the solicitation of proxies by mail, officers and employees of the Funds, without additional compensation, may solicit proxies in person or by telephone. The cost associated with such solicitation and the Meeting will be borne by the Funds.

Adoption of each Proposal in this proxy statement requires the approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities.

If you would like a copy of the Funds' 1997 Annual Report, call us a 1-800-4LINCOLN and we will mail you one free of charge.

The principal office address of each of the Funds is 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Investment Advisor is Lincoln Investment Management, Inc., located at 200 East Berry Street, Fort Wayne, Indiana 46802. The Administrator (Accounting/Financial Reporting) is Delaware Management Company, located 2005 Market Street, Philadelphia, Pennsylvania 19203.

                     SUMMARY OF PROPOSALS REQUIRING A VOTE

                                    AG  BF  CA  EI  GAA GF  IN  MF  MM  SA  SO
Elect Directors                     X   X   X   X   X   X   X   X   X   X   X
Reduce advisor and sub-advisory
  fees                                          X
Approve new sub-advisor Agreement                           X
Invest in Loan Participation
  Certificates                          X               X       X   X   X   X
ELIMINATE FUNDAMENTAL RESTRICTIONS
  AGAINST INVESTMENT IN:
Direct Oil & Gas Arrangements           X           X   X   X   X   X   X   X
Companies Less Than 3 years Old         X               X   X   X   X   X
Companies with high
  officer/director ownership            X           X   X   X   X   X   X   X
Appoint/Ratify Ernst & Young LLP
  for 1995-1998                     X   X   X   X   X   X   X   X   X   X   X

(Key AG=Lincoln National Aggressive Growth Fund, Inc.; BF=Lincoln National Bond
    Fund, Inc.; CA=Lincoln National Capital Appreciation Fund, Inc.; EI=Lincoln National Equity-Income Fund, Inc.; GAA=Lincoln National Global Asset Allocation Fund, Inc.; GF=Lincoln National Growth and Income Fund, Inc.; IN=Lincoln National International Fund, Inc.; MF=Lincoln National Managed Fund, Inc.; MM=Lincoln National Money Market Fund, Inc.; SA=Lincoln National Social Awareness Fund, Inc.; SO=Lincoln National Special Opportunities Fund, Inc.)

                   SECURITIES OWNERSHIP AND VOTING PROCEDURES

At the Special Meetings of the Stockholder, Lincoln Life will vote each Fund's shares held in Accounts C, D, G and K, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of February 20, 1998, were invested in that particular Fund by Accounts C, D, G and K.

The number of votes which an Account C Contract Owner may cast when instructing Lincoln Life how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized.

The number of votes which an Account D, G or K Contract Owner may cast when instructing Lincoln Life how to vote is determined as one vote for each $100 of cash value in each applicable sub-account. Fractional shares will be allocated for amounts less than $100.

Fund shares held for Accounts C, D, G and K as to which no timely instructions are received will be voted by Lincoln Life in proportion to the voting instructions which are received with respect to that Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the proposals considered at the meeting. Instructions may also be given Lincoln Life by personal attendance at the meeting. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the number of votes eligible to be cast by Accounts C, D, G and K, as applicable.

The Contract Owner may revoke his instructions by filing with the Secretary of the Funds, prior to the meeting, either a duly executed instrument of revocation or a duly executed instruction form bearing a later date. In addition, an instruction form may be revoked by personal attendance at the meeting and changing the instructions given Lincoln Life.

AS OF FEBRUARY 20, 1998, EACH FUND HAD THE FOLLOWING NUMBER OF SHARES ENTITLING THE APPLICABLE ACCOUNT C, D, G AND K CONTRACT OWNERS TO INSTRUCT LINCOLN LIFE ON THE MANNER IN WHICH TO VOTE THOSE SHARES AT THAT FUND'S MEETING:

                              TOTAL NO. OF SHARES           TOTAL NO. OF SHARES
         TOTAL NUMBER       ENTITLED TO BE VOTED BY       ENTITLED TO BE VOTED BY
FUND      OF SHARES            LINCOLN LIFE FOR              LINCOLN LIFE FOR
NAME     OUTSTANDING               ACCOUNT C                 ACCOUNTS D, G & K
---------------------------------------------------------------------------------
AG
BF
CA
EI
GAA
GF
IF
MF
MM
SA
SO

(Key AG=Lincoln National Aggressive Growth Fund, Inc.; BF=Lincoln National Bond Fund, Inc.; CA=Lincoln National Capital Appreciation Fund, Inc.; EI=Lincoln National Equity-Income Fund, Inc.; GAA=Lincoln National Global Asset Allocation Fund, Inc.; GF=Lincoln National Growth and Income Fund,
      Inc.: IF=Lincoln National International Fund, Inc.; MF=Lincoln National Managed Fund, Inc.; MM=Lincoln National Money Market Fund, Inc.; SA=Lincoln National Social Awareness Fund, Inc.; SO=Lincoln National Special Opportunities Fund, Inc.)

Lincoln Life is the sole stockholder for all Funds. No other person beneficially owns more than 5% of any Fund's outstanding shares, and no director or executive officer of the Funds owns any separate account units attributable to more than one-half of one percent of the assets of any Fund.

                            MATTERS TO BE ACTED UPON

               PROPOSAL NO. 1. ELECTION OF DIRECTORS (ALL FUNDS)

The Bylaws of each Fund provide that the Board of Directors of the Fund shall be elected annually unless the Board dispenses with the Annual Meeting. If the latter occurs, then the Directors continue in office until the next Annual or Special Meeting is held, at which time an election of Directors is held. The Board shall consist of no fewer than three (3) nor more than ten (10) persons, and currently a five-member Board is authorized. Presently, five persons are serving as Directors for each Fund. One Director, Kenneth G. Stella, was elected by the Board to fill the vacancy created by the resignation of Stanley
R. Nelson; he has not yet been elected by the Shareholders.

All five persons now serving as Directors for each Fund are also nominees for election as Directors for each Fund. If elected, each nominee has agreed to serve. Since the Funds typically dispense with Annual Meetings, Directors, once elected, remain in office unless they resign, are removed or fail to win reelection at any subsequently scheduled meetings. Except to the extent instructed by Contract Owners to the contrary, Lincoln Life intends to vote all of each Fund's shares held in Accounts C, D, G and K for the election of the nominees listed below:

                                                                  YEAR FIRST
    NAME, POSITION(S) WITH FUNDS, PRINCIPAL OCCUPATION     AGE BECAME DIRECTOR**
John B. Borsch, Jr.                                        64        1981
Director
 Retired; formerly Associate Vice President, Investments,
 Northwestern University, Evanston, Illinois (Educational
 Institution)
*Kelly D. Clevenger                                        45        1994
Chairman, President and Director
 Vice President, Lincoln National Life Insurance Company,
 Fort Wayne, Indiana (Life Insurer-Parent of Funds)
*Barbara S. Kowalczyk                                      46        1993
Director
 Senior Vice President, Lincoln National Corporation, Fort
 Wayne, Indiana (Insurance Holding Company-Ultimate Parent
 of Funds)
Nancy L. Frisby, CPA                                       56        1992
Director
 Vice President-Chief Financial Officer, St. Joseph
 Medical Center. Fort Wayne, Indiana (Hospital)
Kenneth G. Stella                                          54        ____
Director
 President, Indiana Hospital and Health Association,
 Indianapolis, Indiana (Hospital)

------------------------

* Kelly D. Clevenger, currently Chairman and President of the Funds, is an "interested person of the Funds" as that term is defined by Section-251(19) of the Investment company Act of

 1940 (the "1940 Act") by reason of his being Chairman and President of the Funds and an officer of the Funds' principal underwriter, Lincoln Life. Barbara S. Kowalczyk, Director of each of the Funds, is an "interested person" by reason of her being a Senior Vice President of Lincoln National Corporation.
** The following people became directors of the various Eligible Funds in the years indicated in the table below:

FUND       BORSCH           CLEVENGER           FRISBY           KOWALCZYK           STELLA*
--------------------------------------------------------------------------------------------
AG          1993              1994               1993              1993               1998
BF          1981              1994               1992              1993               1998
CA          1993              1994               1993              1993               1998
EI          1993              1994               1993              1993               1998
GAA         1987              1994               1992              1993               1998
GF          1981              1994               1992              1993               1998
IN          1990              1994               1992              1993               1998
MF          1983              1994               1992              1993               1998
MM          1981              1994               1992              1993               1998
SA          1986              1994               1992              1993               1998
SO          1981              1994               1992              1993               1998


(Key: AG=Lincoln National Aggressive Growth Fund, Inc.; BF-Lincoln National
      Bond Fund, Inc.; CA=Lincoln National Capital Appreciation Fund, Inc.; EI=Lincoln National Equity-Income Fund, Inc.; GAA=Lincoln National Global Asset Allocation Fund, Inc.; GF=Lincoln National Growth and Income Fund, Inc.; IN=Lincoln National International Fund, Inc.; MF=Lincoln National Managed Fund, Inc.; MM=Lincoln National Money Market Fund, Inc.; SA=Lincoln National Social Awareness Fund, Inc.; SO=Lincoln National Special Opportunities Fund, Inc.)

*Mr. Stella has not been the subject of a prior Shareholder vote. At the February 10, 1998 Board of Director's meeting he was appointed to fill the vacancy left by the retirement of Stanley R. Nelson.

The following information may assist you in your decision:

KENNETH G. STELLA. Mr. Stella, seeking shareholder election to the Boards for the first time, succeeds Stanley R. Nelson, who retired in 1997. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, having served that institution since 1984. Among his responsibilities for the Association he serves as the chief executive officer and is responsible for implementation of all Board of Directors' policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication, and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Nursing, a Board member of Visitors, Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank of Kokomo.

BARBARA S. KOWALCZYK. Ms. Kowalczyk, who became a Director in 1993, is an experienced investment executive. She joined Lincoln Investment Management Inc. in 1977 as an Investment Analyst, and served that organization until 1994, ultimately as Senior Vice President. Ms. Kowalczyk is currently Senior Vice President of Lincoln National Corporation, in charge of strategic planning, mergers and acquisitions for Lincoln National Corporation. Ms. Kowalczyk holds both a Bachelor of Science Degree in Marketing and a Masters in Business Administration (Finance) from Indiana University. She is a Chartered Financial Analyst and a Member of the Investment Analysts Society of Chicago, Inc.

KELLY D. CLEVENGER. Mr. Clevenger, who became a Director in 1994, is a senior actuary with over two decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln National Life Insurance Company and President of the Funds. He was elected Vice President of the Funds in 1988, and directed their day-to-day operation until 1994; he became President of the Funds in 1994, and continues to serve in that capacity. His responsibilities with Lincoln National Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

NANCY L. FRISBY. Ms. Frisby joined the staff of St. Joseph Medical Center in Fort Wayne in 1974 as Director of Financial Services. She has assumed increasing financial and controller responsibilities for the Center, and is currently Vice President and Chief Financial Officer for the Medical Center. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, the Financial Executives Institute, and the American Institute of Certified Public Accountants.

JOHN B. BORSCH, JR. Mr. Borsch has been a Director of the Funds since their inception in 1981. A career financial analyst, he managed the investment portfolio of Northwestern University, ultimately as their Associate Vice President--Investments. Mr. Borsch holds both a Bachelor of Science Degree in Investment Management and an MBA in Finance from Northwestern. Although retired from Northwestern, he remains active in investment circles as a Member of the Investment Analysts Society of Chicago, Inc.; the association of investment management research; and the Institute of Chartered Financial Analysts.

Ms. Kowalczyk, Ms. Frisby and Messrs. Borsch and Clevenger are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A, an investment company which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and is a separate account of Lincoln Life. On February 10, 1998, Mr. Stella was appointed by the Managers to fill a vacancy on that Board. He intends to seek election to the Board at its next annual or Special Meeting of the Shareholders.

As interested persons who serve as Directors of the Funds and are salaried officers of Lincoln Life and of Lincoln National Corporation, respectively. Mr Clevenger and Ms. Kowalczyk receive no additional remuneration for their services to the Funds. Pursuant to their respective Advisory Agreements, the Funds pay the compensation and expenses of Directors who are not "interested persons" of the Funds.

CASH REMUNERATION--DIRECTORS FEES FROM EACH FUND

  The amount of remuneration paid in total by the eleven Funds to the two current outside directors during fiscal year 1997 was $22,000. Since each Fund held four meetings in 1997, each Fund paid each of these directors $1,000 for the year. The total paid to each of these two outside directors was $11,000.

Each Fund has an Audit Committee, that recommends to the Boards of Directors the hiring of the Funds' independent auditors and reviews the independent auditors' reports. During 1997 the Audit Committees composed of Messrs. Borsch and Nelson and Ms. Frisby for each Fund, met once. None of the members of the Audit Committees is an "interested person" as defined in Section 2(a)(19) of the 1940 Act. The Funds have no nominating or compensation committees.

 PROPOSAL NO. 2 (EQUITY-INCOME FUND ONLY) TO APPROVE OR REJECT AMENDMENT TO THE
  INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS BETWEEN THE FUND AND LINCOLN
    INVESTMENT MANAGEMENT, INC., AND LINCOLN INVESTMENT MANAGEMENT INC. AND FIDELITY MANAGEMENT TRUST COMPANY, RESPECTIVELY, WHICH REDUCES THE AMOUNT OF
              THE ADVISORY AND SUB-ADVISORY FEES PAID THEREUNDER.

At its February 10, 1998 meeting, the Board unanimously approved, and voted to recommend that the shareholders of the Equity-Income Fund approve, an amendment to both (1) the Investment Advisory Agreement (the "E-I Advisory Agreement") between the Fund and the Fund's investment adviser, Lincoln Investment Management, Inc. ("LIM") and (2) the Investment Sub-Advisory Agreement (the "E-I Sub-Advisory Agreement") between LIM and Fidelity Management Trust Co. ("Fidelity"), the Fund's sub-adviser. The purpose of each amendment is to lower the fees paid to LIM and Fidelity for providing investment advisory and sub-advisory services, respectively. The net result for you, the contract owner, is that the annual advisory fee rate paid by the Fund will decline by over 20%, with no reduction in the quality or quantity of advisory or sub-advisory services to be provided.

Except for the amendment to reduce the fees paid, the E-I Advisory Agreement and E-I Sub-Advisory Agreement each will remain unchanged from its current form. Additionally, terms of each agreement are summarized later in this Statement under "Investment Management Services." The full text of each amendment is attached hereto as Exhibits A and B. Approval by a majority of the Fund's shareholders, as that term is defined herein, is required to approve each amendment.

Under the terms of the E-I Advisory Agreement, LIM, subject to the supervision of the Fund's Board, is responsible for providing the Equity-Income Fund with certain investment management and administrative services, although LIM may contract with other entities to assist in providing the required services to the Fund. In this event, however, LIM remains contractually bound to the Fund with respect to all of the duties and obligations required to be performed pursuant to the E-I Advisory Agreement. In accordance with these provisions, LIM and Fidelity entered into the E-I Sub-Advisory Agreement, which also was agreed to and approved by the Fund.

Under the terms of the E-I Sub-Advisory Agreement, Fidelity, subject to the control of the Fund's Board, is responsible for providing most, but not all, of the services LIM is obligated to provide to the Fund under the terms of the E-I Advisory Agreement. Fidelity provides a continuous investment program for the Fund's portfolio, maintains the books and records of the Fund with respect to its securities transactions, and furnishes the Fund with the office space, facilities, equipment and personnel necessary for managing the Fund's investments.

As required by the E-I Advisory Agreement, however, LIM remains responsible for providing all investment advisory and other services to the Fund, and bears the risk of ultimate accountability to the Fund and its shareholders for Fidelity's actions. Accordingly, LIM monitors Fidelity's activities and investment performance on behalf of the Fund (1) for compliance with applicable federal securities and tax regulations; (2) to ensure compliance with the Fund's investment objective, policies, techniques, and restrictions and (3) to assess the need to recommend to the Fund's management replacement of Fidelity as sub-advisor, as necessary. Additionally, LIM also remains responsible for responding to Board requests for periodic and special reports and for administering the Fund's corporate affairs.

Under the terms of the E-I Advisory Agreement, LIM is paid a monthly fee at the annual rate of .95 of 1% of the average daily net asset value of the fund during the fiscal year. Under the terms of the E-I Sub-Advisory Agreement, however, LIM, not the Fund, pays all sub-advisory fees owed to Fidelity. Pursuant to that agreement, LIM is obligated to pay Fidelity a monthly fee at the annual rate of .75 of 1% of the average daily net asset value of the Fund during the fiscal year. During 1997, LIM paid a total of $4,781,931 for the services Fidelity provided.

In providing sub-advisory services to the Fund, Fidelity incurs both fixed and variable costs. Considering the current size of the Fund and the current cost of providing sub-advisory services to the Fund, Fidelity agreed that, effective January 1, 1998, its sub-advisory fees be reduced to an annual rate of .48 of 1% of the average daily net asset value of the Fund.

Fidelity has advised LIM that the fee reduction would have no impact on the quality or quantity of the sub-advisory services to be provided by Fidelity, nor affect Fidelity's ability to provide such services in the future. Accordingly, LIM agreed to the amendment of the E-I Sub-Advisory Agreement to reduce the fees paid, pending approval of such reduction by the Board and the Fund's shareholder. If the amendment to the E-I Sub-Advisory Agreement had been in place during 1997, LIM would have paid Fidelity a total of $3,056,609, which represents a reduction in sub-advisory fees of 36%.

When considering Fidelity's fee reduction, LIM also analyzed the extent to which it could reduce its advisory fees based on the reduction of the sub-advisory fee it pays to Fidelity. LIM considered the costs and risks LIM incurs to provide the advisory and other services described above, as well as the level of fees it receives for providing similar services to other funds. As a result of this analysis, LIM concluded that if it reduced the amount of its advisory fees by the full amount of the sub-advisory fee reduction, LIM would be receiving less in advisory fees than it receives when providing similar services to other funds, and it would not be able to adequately cover the expenses and risks it incurs in providing such services to the Fund.

Accordingly, LIM has proposed to amend the E-I Advisory Agreement to reduce the advisory fee paid by the Fund to give effect to most, but not all, of the Fidelity fee reduction. Under the amendment, the new fee will be at an annual rate of .75 of 1% for the first $500 million of the average daily net asset value of the Fund, and .70 of 1% for all amounts in excess of $500 million. The amendment, however, only relates to the amount of the advisory fee paid, and there will be no change in the quality or quantity of the advisory services to be provided.

The net result of the amendment to the E-I Advisory Agreement is that Fund shareholders will pay less money but receive the same advisory services. During 1997, the Fund paid LIM a total of $6,053,404 for the services provided. If the amendment to the E-I Advisory Agreement had been in place, the Fund would have paid LIM a total of $4,707,555, which represents a reduction in fees of 23%.

BOARD RECOMMENDATION

The full Board met in person, on February 10, 1998 to evaluate and consider each amendment. The Board considered principally the following factors in reaching their decision: (a) LIM and Fidelity have performed their duties and obligations in a satisfactory fashion; (b) the quality and quantity of the services to be provided by LIM and Fidelity would remain unchanged if the amendments were approved; (c) the new lower level of fees are expected to provide adequate resources to LIM and Fidelity to insure that each would be able to continue to provide the quality and quantity of services currently provided, and yet still allow each to cover its expenses and risks on a profitable basis, so that the respective agreements remained in the best long-term financial interest of all parties involved; and (d) Equity-Income Fund shareholders would benefit by paying lower fees for the same services. Based on all of these factors, the Board (including a majority of the independent Directors who are not "interested persons" of the
Fund) approved the amendment to the E-I Advisory Agreement and to the E-I Sub-Advisory Agreement.

In anticipation of the approval of the amendment, effective January 1, 1998, to the E-I Advisory and Sub-Advisory Agreements by the Equity-Income Fund stockholder, LIM and Fidelity have implemented the following arrangement: LIM continues to collect from the Fund its current fee of 0.95%, and it is paying Fidelity its projected new rate of 0.48%. The remaining 0.27% that would also have been paid to Fidelity under the current sub-advisory contract is being paid into an escrow account monthly until the amendments are approved by the Stockholder. If they are approved the money in escrow will be released; the additional portion due LIM will be paid to it; and the remainder will be re-deposited into the Fund. If the amendments are rejected, the total amount in escrow will be paid to Fidelity, and the advisory fee will remain at 0.95%.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE CONTRACT OWNERS OF THE EQUITY-INCOME FUND GIVE INSTRUCTIONS TO APPROVE THE AMENDMENT TO THE E-I ADVISORY AGREEMENT AND TO THE E-I SUB-ADVISORY AGREEMENT THAT REDUCES THE ADVISORY AND SUB-ADVISORY FEE, RESPECTIVELY, PAID THEREUNDER

                   PROPOSAL NO. 3 (INTERNATIONAL FUND ONLY).
                TO APPROVE OR REJECT REPLACING CLAY FINLAY, INC.
              WITH DELAWARE INTERNATIONAL ADVISERS LIMITED (DIAL)
                  AS SUB-ADVISOR AS WELL AS APPROVE OR REJECT
                 THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                  LINCOLN INVESTMENT MANAGEMENT, INC. AND DIAL

At its February 10, 1998 meeting, the Board unanimously approved, and voted to recommend that the shareholder of the Fund approve, a sub-advisory agreement between Delaware International Advisers, Ltd. (DIAL), the proposed new sub-advisor for the Fund, and the Fund's investment adviser, Lincoln Investment Management, Inc. ("LIM"). The terms of the proposed sub-advisory agreement are substantially similar to the terms of the Fund's current sub-advisory agreement. If the sub-advisory agreement is approved, DIAL will replace Clay Finlay Inc. (CFI) as sub-adviser to the Fund.

The text of the proposed agreement with DIAL is set forth in Exhibit C, attached hereto, and its terms are summarized later in this Statement under "Investment Management Services." Approval by a majority of the Fund's shareholders, as that term is defined herein, is required to approve the proposed agreement.

Since the Fund began operations in 1990, its investment program has been managed by CFI, through its U.S. headquarters in New York City. Originally owned by United Kingdom interests, CFI was acquired by United Asset Management, Boston, Massachusetts, in 1996. Under the terms of the current sub-advisory agreement, although CFI manages the Fund's investment program, LIM remains responsible for providing all investment advisory and other services to the Fund, and LIM bears the risk of ultimate accountability to the Fund and its shareholders for CFI's actions. Consistent with its obligations to the Fund, LIM monitors CFI's activities and investment performance.

In 1997, LIM hired an independent consultant ("Consultant") to, among other things, assess the performance of all sub-advisers hired by, and providing services to, LIM, and to make recommendations concerning which sub-advisers, if any, should be replaced, and if so, by whom. The Consultant analyzed each sub-adviser's performance, investment philosophy, processes and personnel on behalf of the Fund. Based on these criteria, the Consultant recommended that CFI be replaced. Among other factors considered, the Consultants specifically cited to CFI's performance, which was out of line with that of others in CFI's peer group, and, on a comparative basis, exposed the Fund to greater risk.

According to data produced by Morningstar, out of more than 250 international equity funds serving as investment options for variable insurance products, CFI's investment performance on behalf of the Fund (as measured by net annual returns) ranked in the last quartile and third quartile of all funds, respectively, for the three- and five-year periods ended December 31, 1997.

The Consultant also provided a list of recommended replacements for CFI, again based on the same criteria cited above. Among those recommended was DIAL, an affiliate of LIM. Among other things, the Consultant determined that, all factors considered, DIAL provided a more consistent investment performance than CFI, while exposing the Fund to less risk. Specifically, the Consultant found that while [over the past few years] DIAL and CFI performed about the same in rising markets, DIAL performed better in declining markets.

Based on the same Morningstar data cited above, DIAL's investment performance on behalf of the international equity fund it advises (as measured by net annual returns) ranked in the top third of all funds for the three-year period ended December 31, 1997.

After extended consultation with this Board and with LIM, Fund management decided to approach DIAL to act as sub-adviser, in lieu of CFI. DIAL agreed to do so, pending Fund shareholder approval, and has accepted the terms of the proposed sub-advisory agreement.

The only difference between the proposed agreement with DIAL and the current agreement with CFI is the fee schedule. Pursuant to the current agreement, LIM is obligated to pay CFI a monthly fee at the annual rate of .665 of 1% of the average daily net asset value of the Fund up to $50 million, .475 of 1% of the next $50 million, and .250 of 1% of any excess over $100 million. During 1997, LIM paid a total of $1,503,294 for the services CFI provided. Under the proposed agreement with DIAL, LIM is obligated to pay DIAL a monthly fee at the annual rate of .500 of 1% of the average daily net asset value of the fund, up to $200 million; .400 of 1% of the next $200 million; and .350 of 1% of the excess over $400 million. Had this agreement had been in place during 1997, LIM would have paid DIAL a total of $2,056,611. This proposed arrangement does not increase fees to the contract owner, only to LIM.

It is not unusual to have a significant amount of turnover for a fund when one manager replaces another. If DIAL assumes the sub-advisory responsibilities DIAL has estimated that in their first year as sub-advisor they would replace about 90% of the securities held by the Fund. This restructuring may negatively impact performance of the Fund by 1-2% due to the commission and taxes paid on the transaction as well as the difference in the ask and bid prices of the individual securities sold and bought. The 1-2% is an estimate only, and is a one-time cost associated with the management change.

DIAL also provides similar services to other registered investment companies having a substantially similar investment objective as the Fund. There are no funds with substantially similar investment objectives as the LN International Fund for which DIAL acts as sub-advisor. However, DIAL does act as primary advisor for the Delaware Group Global and International Funds Inc. International Equity Series. The net assets of this fund are currently $233m and the fee is 0.75% on all assets.

DIAL is a wholly-owned subsidiary of Delaware Holdings, Ltd., which, in turn, is wholly-owned by Lincoln National Corporation, as is LIM. DIAL, registered as an investment adviser under the Investment Advisors Act of 1940, is headquartered in 80 Cheapside, Third Floor, London, EC2V 6EE. As of December 31, 1997, it had $7.75 billion of assets under management. The following is a list of DIAL's officers and Directors:

       DELAWARE
    INTERNATIONAL
    ADVISERS LTD.                              OFFICERS
-------------------------------------------------------------------------------
 Wayne A. Stork       Chairman & Chief Executive Officer
 G. Roger H. Kitson   Vice Chairman
 David G. Tilles      Managing Director and Chief Investment Officer
 Ian G. Sims          Deputy Managing Director/Chief Investment Officer--Global
                      Fixed Income
 Clive A. Gillmore    Senior Portfolio Manager/Director U.S. Mutual Fund
                      Liaison
 Harnish O. Parker    Senior Portfolio Manager/Director U.S. Marketing Liaison
 Timothy W. Sanderson Chief Investment Officer--Equity/Deputy Compliance
                      Officer/Director
 Elizabeth A. Desmond Senior Portfolio Manager/Director of Pacific Basic Group
 Nigel G. May         Senior Portfolio Manager/Director of European Group
 John Emberson        Secretary, Compliance Officer and Finance Director
 Robert Akester       Senior Portfolio Manager
 Gavin A. Hall        Senior Portfolio Manager
 Hywel Morgan         Senior Portfolio Manager
 Christopher Moth     Senior Portfolio Manager
 Joanna Bates         Senior Portfolio Manager
 James S. Beveridge   Trading Manager
 Fiona A. Barwick     Portfolio Manager
 Richard J. Ginty     Portfolio Manager
 Joshua H. Brooks     Portfolio Manager

                DIRECTORS OF DELAWARE INTERNATIONAL ADVISERS LTD

             Wayne A. Stork                        Harnish O. Parker
           G. Roger H. Kitson                     Timothy W. Sanderson
            Richard G. Unruh                       Clive A. Gillmore
            David G. Tilles                           Ian G. Sims
            David K. Downes                         George E. Deming
       George M. Chamberlain, Jr.                    John Emberson
           John C.E. Campbell                         Nigel G. May
          Richard J. Flannery                     Elizabeth A. Desmond

BOARD RECOMMENDATION

The full Board met in person, on February 10, 1998 to evaluate and consider the proposed sub-advisory agreement between the LIM and DIAL. The Board considered principally the following factors in reaching their decision: (a) the Consultant's analysis and recommendation, including the Consultant's assessment of the DIAL's recent investment performance, both in absolute terms and as compared to that of CFI's and (b) the nature, extent and quality of the services to be provided by DIAL. Based on these factors, the Board (including a majority of the independent Directors who are not "Interested persons" of the
Fund) approved a new subsidiary agreement between DIAL and LIM on behalf of the Fund.

  If the proposed sub-advisory agreement with DIAL is approved by Fund shareholders, the agreement will become effective on or about August 1, 1998. Should Fund shareholders vote to disapprove this Proposal No. 3, the current sub-advisory agreement with CFI will continue in effect. In this event, the Board will consider such further action as may be in the best interest of Fund shareholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE INTERNATIONAL FUND GIVE INSTRUCTIONS TO APPROVE THE SUB-ADVISORY AGREEMENT BETWEEN LIM AND DIAL, WHICH WILL REPLACE THE AGREEMENT BETWEEN LIM AND CLAY FINLAY, INC.

                                 PROPOSAL NO. 4

(GROWTH AND INCOME FUND, MANAGED FUND, MONEY MARKET FUND, SOCIAL AWARENESS FUND
                        AND SPECIAL OPPORTUNITIES FUND.)

  MODIFICATION OF FUNDAMENTAL INVESTMENT RESTRICTION TO PERMIT INVESTMENTS IN
    CERTAIN TYPES OF LOAN PARTICIPATION CERTIFICATES (LPCS) AS MONEY MARKET
                                   SECURITIES

Lincoln Investment Management, Inc. (LIM) is investment advisor to the eleven Multi Funds and money market manager for six of them. LIM provides a short-term money market investment program both for the Money Market Fund and for the money market segment of the Managed Fund. It also invests incidental short-term cash for the Bond, Growth and Income, Social Awareness and Special Opportunities Funds. Portfolio investments for these funds, of course, are subject to the investment policies set forth in their respective Prospectuses and Statements of Additional Information.

In this proposal LIM requests your permission to add certain "Loan Participation Certificates" (LPCs) to the list of short-term investments which it is permitted to buy for the six Funds. LIM advises that these Certificates are somewhat less liquid than commercial paper. However, this increased risk produces a higher yield than does commercial paper, with which they are frequently compared.

How do LPCs work? Companies which need to borrow money sometimes prefer to take a commercial bank loan instead of asking an investment bank to sell the company's bonds. The bank, in turn, may sell pieces of this loan to investors, in the form of "participations" in the loan. Once this is done, the investment risk for the loan is no longer the responsibility of the bank. The Fund must look to the maker of the loan for repayment.

When comparing LPCs to commercial paper, however, one must consider credit risk as well as liquidity risk. There is a nominal increase in credit risk for LPCs because the buyer is now exposed both to the possibility that the borrower will not repay and to the possibility that the bank will not transmit the payment to the buyer. There is increased liquidity risk because the LPCs contain a restriction that they can only be sold back to the bank which issued them. In other words, there is no secondary market for LPCs--unlike for commercial paper. The increased yield offered on LPCs is designed to reflect both these risks.

There are many types of Loan Participations, with varying degrees of risk and liquidity. The ones which LIM would like to purchase are among the most common, and have experienced very little default activity. For that reason, even in light of the increased credit and liquidity risks discussed above, in the opinion of LIM the kinds of LPCs which it seeks to purchase are well within the range of appropriate instruments for a money market portfolio.

There is no present intention to give LPCs any extraordinary portfolio emphasis. However, in recent years some kinds of LPCs have evolved as attractive short-term portfolio investments. LIM wants the authority to purchase high-quality LPCs as part of their normal strategy of enhancing short-term yield while preserving capital. LIM will limit its investment in these LPCs to not more than 25% of the assets of each of the six listed Funds. Furthermore, LIM will not purchase an LPC unless it is rated in the top rating category by at least one of the nationally recognized statistical rating organizations. Finally, LIM will refrain from buying an LPC with a remaining maturity of more than 90 days.

In order to include these LPCs as permitted investments for these funds, it will be necessary to modify one of the fundamental investment restrictions in each fund. THE SPECIFIC CHANGE TO THE RESTRICTION FOR EACH FUND IS SET FORTH IN EXHIBIT D TO THIS PROXY STATEMENT.

Type of LPC Which LIM Wants to Buy. LIM would propose to buy LPCs issued by individual banks on loans taken out by their corporate customers. Typically the bank, even after issuing the LPCs, remains in the picture to service the loans and provide support to the purchasers, although the Funds' recourse is now against the borrower. LIM would carefully monitor the creditworthiness of both the issuing banks and their borrowers. If, as occasionally happens, the original short-term loan is not rated by a national rating organization, LIM will look to the long-term debt rating of the borrower in examining creditworthiness. Normally LIM would not expect to purchase LPCs if the both the bank's and the borrower's long-term debt securities were not rated in the top category of at least one of the nationally recognized statistical rating organizations.

Just as with other money market instruments, the purchase of LPCs by the Money Market Fund will be subject to Rule 2a-7 under the Investment Company Act of 1940, which generally requires that: (A) the security be rated in one of the two top credit rating categories for short-term debt obligations; (B) it have a remaining maturity, at time of purchase, of 397 days or less; and (C) at least 95% of the Fund's assets be invested in the highest credit rating category, as defined by the Rule. (Rule 2a-7 imposes numerous other requirements on the Money Market Fund. See Investment restrictions, in the Prospectus.)

LPCs are not purchased with an expectation of resale. Rather, they are usually held to maturity to take advantage of the increased yield which was the reason for purchasing them in the first place. However, for creditworthy borrowers LIM believes that there is, in most cases, an opportunity to sell the LPC back to the lending bank. At time of purchase LIM will assess the liquidity of the LPC in question. Certificates deemed illiquid would, of course, be subject to each Fund's respective investment limit for illiquid assets, as set forth in its Prospectus. The Loan Participation market currently has a yearly volume exceeding $500 billion.

THE BOARD OF DIRECTORS OF EACH OF THE ABOVE FUNDS, AS APPLICABLE, RECOMMENDS THAT THE CONTRACTOWNERS OF EACH SUCH FUND GIVE INSTRUCTIONS TO APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION TO PERMIT TRADING IN CERTAIN TYPES OF LOAN PARTICIPATION CERTIFICATE (LPCS) AS MONEY MARKET SECURITIES.

  PROPOSAL NO. 5 (ALL FUNDS EXCEPT AGGRESSIVE GROWTH, CAPITAL APPRECIATION AND EQUITY-INCOME FUNDS) TO APPROVE OR REJECT ELIMINATION OF CERTAIN FUNDAMENTAL
                              INVESTMENT POLICIES

Each of the Funds maintains specific investment policies that guide the pursuit of the Fund's investment objectives. If the investment policy is one that can be changed or eliminated only by a majority vote of the Fund's shareholders, that policy is often referred to as a "fundamental" policy. For each of the Funds, except the Aggressive Growth, Capital Appreciation and Equity-Income Funds, certain of the fundamental policies that have been adopted in the past reflect regulatory requirements imposed by state securities laws that no longer apply. Accordingly, the Board is recommending that the shareholder of each of these Funds approve the elimination of such policies.

The Board of each Fund has received representations from the adviser and sub-adviser, as applicable, that the changes proposed will not materially alter (1) the investment strategy that the Fund's adviser or sub-adviser implements when pursuing the Fund's investment objectives or (2) the types, or relative proportions of particular types, of securities purchased or sold on behalf of the Fund. Moreover, the adviser and sub-adviser for each Fund have also provided representations that as a matter of practice they do not anticipate engaging in any of the activities currently prohibited by any or all such policies that are to be eliminated, notwithstanding shareholder approval of their elimination.

Accordingly, the elimination of any or all these investment policies with respect to any Fund is not expected to have any significant impact on the manner in which that Fund's assets are managed. What will change, however, is that if the Board of a Fund determines that the Fund should engage in the type of conduct not currently permitted under one of these investment policies, the Fund can do so without obtaining further approval of that Fund's shareholders. By reducing to a minimum those policies that can be changed only by a shareholder vote, each Fund should be able to avoid the costs and delay associated with holding shareholder meetings to eliminate these policies individually, on a Fund-by-Fund basis, as needed in the future. In addition, the ability to manage a Fund's portfolio more effectively in a changing regulatory or investment environment will be enhanced.

The fundamental investment policies to be eliminated are discussed in detail below. Shareholders of particular Funds will be able to provide instructions to vote for or against or abstain from voting with respect to each of the investment policies applicable to that Fund. Generally, the Funds do not have precisely the same set of investment policies. The Funds often have specific policies that are substantially similar but not necessarily identical. Please refer to Exhibit E, attached hereto, which, for each Fund, includes the current text of each fundamental investment policy that is proposed by the Board to be eliminated. The percentage limitations contained in the policies described herein apply at the time of purchases of portfolio securities.

If the elimination of the investment policies are approved for a Fund, that Fund's Prospectus and Statement of Additional Information will be amended as needed in order to reflect the elimination of the investment policies. You will be notified by the Fund of any future changes with respect to the eliminated policies either in the Fund's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Fund communications.

     A. (BOND FUND, GLOBAL ASSSET ALLOCATION FUND, GROWTH AND INCOME FUND, INTERNATIONAL FUND, MANAGED FUND, MONEY MARKET FUND, SOCIAL AWARENESS FUND, AND
                          SPECIAL OPPORTUNITIES FUND)

    ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF AN ISSUER WHEN THE BOARD MEMBERS AND OFFICERS OF THE FUND OR OF THE ADVISER HOLD MORE THAN OF 1% AND/OR TOGETHER THEY OWN MORE THAN 5% OF THE
                            SECURITIES OF THE ISSUER

These Funds' fundamental policies currently include a policy that prohibits the Funds from purchasing or retaining the securities of any issuer if any officer or Board member of the Fund or of the Fund's investment adviser individually owns more than of 1/2 of 1% of the securities of that issuer and/or together they own more than 5% of such securities. This investment policy was originally adopted to address requirements no longer applicable to the Funds under state securities laws in connection with the registration of shares of the Funds for sale in certain states. Neither the Funds nor their management is aware of any past violations of this policy. The ability of a Fund to invest in companies in which its directors and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act and, in possibly egregious circumstances, likely would be in conflict with the fiduciary duties owed by the involved parties to the Fund, whether or not the current fundamental investment policy is eliminated. As discussed above, the elimination of this fundamental policy is not expected to involve any change in the manner in which a Fund's assets are currently invested.

     B. (BOND FUND, GLOBAL ASSSET ALLOCATION FUND, GROWTH AND INCOME FUND, INTERNATIONAL FUND, MANAGED FUND, MONEY MARKET FUND, SOCIAL AWARENESS FUND,
                          SPECIAL OPPORTUNITIES FUND)

 ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S INVESTMENTS
        IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

Each of these Funds has a fundamental policy prohibiting investment in any oil, gas or other mineral exploration or development program, with certain exceptions. This investment policy was adopted to address requirements under certain state securities laws that are no longer applicable. Each Board believes that this investment policy should be eliminated to respond to regulatory developments. As discussed above, the elimination of this fundamental policy is not expected to involve any change in the manner in which a Fund's assets are currently invested.

 C. (BOND FUND, GROWTH AND INCOME FUND, INTERNATIONAL FUND, MANAGED FUND, MONEY
                    MARKET FUND, AND SOCIAL AWARENESS FUND)

 ELIMINATION OF EACH FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S INVESTMENTS
              IN SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

Each of these Funds has a fundamental policy prohibiting investment of more than 5% of the Fund's total assets in securities of issuers which (together with predecessors) have been in operation for less than three years, with certain caveats. (The limit is 10% for the International Fund, but with no caveats.) This investment policy was adopted to address requirements under certain state securities laws that are no longer applicable. Each Board believes that this investment policy should be eliminated to respond to regulatory developments. As discussed above, the elimination of this policy is not expected to involve any change in the manner in which a Fund's assets are currently invested.

THE BOARD OF DIRECTORS OF EACH OF THE ABOVE FUNDS, AS APPLICABLE, RECOMMENDS THAT THE SHAREHOLDERS OF EACH SUCH FUND GIVE INSTRUCTIONS TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES DISCUSSED ABOVE

                           PROPOSAL NO. 6 (ALL FUNDS)
                 APPROVAL OF ENGAGEMENT OF INDEPENDENT AUDITORS
                      FOR FISCAL YEARS 1995 THROUGH 1998.

On February 10, 1998, the Boards of Directors of the Funds selected Ernst & Young LLP to act as independent auditors for the Funds for the 1998 fiscal year. Unless instructed to the contrary, Lincoln Life intends to vote each Fund's shares held in Accounts C, D, G and K, respectively, in favor of the ratification of the engagement of Ernst & Young LLP as independent auditors for each Fund.

The Funds had previously selected Ernst & Young LLP as their independent auditors for 1995, 1996 and 1997--years in which no Annual Meeting was held. All services performed by Ernst & Young LLP are considered to be audit services and include: examination of annual financial statements; review and consultation connected with filings of annual reports to stockholders and with the Securities and Exchange Commission; and consultation about financial accounting and reporting matters. The selection of Ernst & Young LLP as independent auditors for the Funds constituted approval by the Boards of Directors of each of the foregoing audit services, and the Boards of Directors believe they have no effect on audit independence.

There will not be an Ernst & Young LLP representative at the meeting.

Because of the elimination since 1988 of annual meetings of the Stockholder of the Funds, stockholder approval of the selection of Ernst &

Young LLP as the Funds' independent auditors was last obtained in April, 1994. THEREFORE, YOUR RATIFICATION OF ERNST & YOUNG LLP FOR THE 1998 FISCAL YEAR WILL ALSO CONSTITUTE RATIFICATION OF THEIR SELECTION FOR FISCAL YEARS 1995, 1996 and 1997.

Ernst & Young LLP is also the independent auditor for Lincoln Life. The firm has no direct or indirect financial interest in the Funds or in Lincoln Life, nor any connection with the Funds or Lincoln Life in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

The Board of Directors recommends that the Shareholders of all the funds give instructions to approve Ernst & Young LLP as independent auditors for fiscal years for 1997 and 1998.

                                 OTHER BUSINESS

To the knowledge of the Board of Directors for each Fund, there is no other business to be brought before the Special Meeting of the Stockholders for each Fund. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life to vote each Fund's Account C, D, G and K shares in accordance with the judgment of the Board of Directors on such matters.

                        EXECUTIVE OFFICERS OF THE FUNDS

              NAME POSITION(S)                                               YEAR FIRST
                WITH FUNDS,                                                     HELD
            PRINCIPAL OCCUPATION                       AGE                   POSITION**
---------------------------------------------------------------------------------------
*Kelly D. Clevenger                                    45                       1994
Chairman of the Board,
President and Director
  Vice President,
  The Lincoln National Life Insurance Company
*Janet C. Whitney                                      49                       1995
  Vice President and Treasurer,
  Vice President and Treasurer
  The Lincoln National Life Insurance Company
*Cynthia A. Rose                                       43                       1995
Secretary
  Assistant Secretary,
 The Lincoln National Life Insurance Company

All of the executive officers of the Funds are "interested persons" of the Funds, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Funds and/or the Funds' principal underwriter.

**DATE ON WHICH INDIVIDUALS BECAME OFFICERS OF THE FUNDS

                         MR.                                    MS.                                    MS.
FUND                  CLEVENGER                                 ROSE                                 WHITNEY
AG                      1994                                    1995                                  1995
BF                      1994                                    1995                                  1995
CA                      1994                                    1995                                  1995
EI                      1994                                    1995                                  1995
GF                      1994                                    1995                                  1995
IN                      1994                                    1995                                  1995
MF                      1994                                    1995                                  1995
MM                      1994                                    1995                                  1995
PM                      1994                                    1995                                  1995
SA                      1994                                    1995                                  1995
SO                      1994                                    1995                                  1995

As officers of Lincoln Life or an affiliate, the executive officers receive no additional remuneration for their services rendered to the Funds. The executive officers are elected by the Boards of Directors to serve until their respective successors are chosen.

                        INVESTMENT MANAGEMENT SERVICES

The Funds' Investment Advisor is Lincoln Investment Management, Inc. (LIM), a wholly-owned subsidiary of Lincoln National Corporation. The address for both companies is 200 E Berry Street, Fort Wayne, Indiana 46802.

The investment management services are rendered pursuant to Advisory Agreements (the "Agreements"). The agreement for the International Fund, as amended, dated November 16, 1990, was first submitted to Contract Owners on April 15, 1992, and was approved. The agreement for the Equity-Income Fund was submitted to a vote of Contract Owners for the first and only time, on November 13, 1994.

In its role as Investment Advisor to the Funds, LIM provides investment management services to the Funds, and continuously provides the Boards of Directors of the Funds with investment programs for their approval or rejection. Upon approval of such investment programs by the Boards of

Directors, LIM executes the programs by placing orders for the purchase or sale of assets of the Funds.

Continuation of the Agreements was last approved in for the Equity-Income and the International Fund August, 1997 by a vote of each Fund's respective Board of Directors, including a vote of a majority of Directors who are not parties to the Agreement, or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. Each Agreement:

 (a) Shall continue in effect from year to year only so long as such continuance is specifically approved at least annually (1) by the Board of Directors, or (2) by the affirmative vote of the majority of the votes which may be cast by all Contract Owners. In addition, the terms of each agreement and any renewal thereof must be approved by a vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (b) Shall immediately terminate in the event of its assignment. In addition, it may be terminated by the Fund at any time, on not less than 60 days' written notice to Lincoln Life without payment of any penalty, by a vote of the majority of all the Directors, or by Contract Owners casting a majority of the votes which may be cast by all Contract Owners for that Fund.

 (c) May be terminated by LIM at any time, with 90 days' notice to the Fund.

For the International Fund, LIM has plans to execute a sub-advisory agreement between LIM and Delaware International Advisers Limited. This agreement is subject to approval by Contract Owners at this meeting.

For the Equity-Income Fund, Inc. there are plans to amend the advisory and sub-advisory agreements with LIM and Fidelity Management Trust Company ("FMTC").

Under these sub-advisory agreements the respective sub-advisors agree to perform some or substantially all of the investment management services required to be performed by LIM. LIM remains primarily responsible to those Funds for the performance of its duties under the Agreements, and any costs associated with the sub-advisers' services will be reimbursed by LIM.

                  DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF
                      LINCOLN INVESTMENT MANAGEMENT, INC.

     DIRECTORS' NAMES                                 PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
Dennis A. Blume                                   Vice President
                                                  (LIM)
H. Thomas McMeekin                                President
                                                  (LIM)
Janet C. Whitney                                  Vice President and Treasurer
                                                  (LNC)
PRINCIPAL EXECUTIVE OFFICER
---------------------------
H. Thomas McMeekin                                President
                                                  (LIM)

The address of each of the above is: 200 East Berry Street, Fort Wayne, Indiana 46802.

                             STOCKHOLDER PROPOSALS

The Funds' Annual Meetings of the Stockholder for 1995-1997 were eliminated pursuant to applicable law and the Bylaws of the Funds.

Under authority granted the Directors by the Bylaws of the Funds, and pursuant to applicable law, Special Meetings are called as required.

Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the Annual Meeting has been eliminated may require that a Special Meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund for which solicitation is desired. More detailed information on these procedures may be obtained from Fund Management.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LOGO
------------------------------------------
Kelly D. Clevenger
Vice President

                                                                      EXHIBIT A

                                   AMENDMENT
                          (EFFECTIVE JANUARY 1, 1998)
                                    TO THE
                              ADVISORY AGREEMENT
                      (EFFECTIVE DATE SEPTEMBER 23, 1993)
                                    BETWEEN
                      LINCOLN INVESTMENT MANAGEMENT, INC.
                          (FORMERLY: LINCOLN NATIONAL
                        INVESTMENT MANAGEMENT COMPANY)
                                      AND
                   LINCOLN NATIONAL EQUITY-INCOME FUND, INC.

Paragraph 6 of the Agreement relating to investment management for Lincoln National Equity-Income Fund, Inc. is hereby amended to substitute the following sentence for the first sentence of the paragraph:

  "The Fund shall pay the Adviser, as full compensation for all services rendered and all facilities and personnel furnished hereunder, a monthly fee at the annual rate of .75 of 1% on the first $500 million of the average daily net asset value of the Fund in each fiscal year, and .70 of 1% for all amounts in excess of $500 million during that fiscal year, computed in the manner used for the determination of the offering price of shares of the Fund."

                                     Lincoln Investment Management Company


                                     By: ______________________________________
                                                  H. Thomas McMeekin

                                     Lincoln National Equity-Income Fund, Inc.


                                     By: ______________________________________
                                                  Kelly D. Clevenger

                                                                      EXHIBIT B

                                   AMENDMENT
                          (EFFECTIVE JANUARY 1, 1998)
                                    TO THE
                            SUB-ADVISORY AGREEMENT
                      (EFFECTIVE DATE DECEMBER 20, 1993)
                                    BETWEEN
                      LINCOLN INVESTMENT MANAGEMENT, INC.
                          (FORMERLY: LINCOLN NATIONAL
                        INVESTMENT MANAGEMENT COMPANY)
                                      AND
                       FIDELITY MANAGEMENT TRUST COMPANY

Paragraph 3 of the Agreement relating to Compensation to be paid by The Advisor to the Sub-Adviser is hereby amended to substitute the following sentence for the first sentence of the paragraph:

  "The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser services rendered and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid at the annual rate of: .48 of 1% of the average daily net assets of the Fund."

                                     Lincoln Investment Management
                                      Company


                                     By: ______________________________________
                                                  H. Thomas McMeekin

                                     Fidelity Management Trust Company


                                     By: ______________________________________
                                                 John P. O'Reilly, Jr.

                                                                      EXHIBIT C

                                    FORM OF
                            SUB-ADVISORY AGREEMENT

Sub-Advisory Agreement executed as of        , between LINCOLN INVESTMENT
MANAGEMENT, INC., an Illinois corporation (the "Adviser"), and DELAWARE INTERNATIONAL ADVISERS LIMITED, a company formed under the laws of England (the "Sub-Adviser").

                                  Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a) Subject always to the control of the Directors of Lincoln National International Fund, Inc. (the "Fund"), a Maryland corporation, which is an eligible investment fund for Lincoln National Variable Annuity Account C and one or more other separate accounts of The Lincoln National Life Insurance Company (the "Separate Accounts"), the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the organizational documents and Bylaws of the Fund and the stated investment objective, policies and restrictions of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the Directors or the Adviser, as the case may be, may from time to time determine. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

(b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share and shareholder accounting services).

(c) In the selection of brokers and dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the best execution available, the Sub-Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Fund may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

(d) The Sub-Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser; and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund or one or more Separate Accounts, or any other investment vehicle for which the Fund is an eligible investment fund.

3. COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to
Section 1, a fee, computed and paid at the annual rate of 0.50 of 1% of the first $200 million of average net assets of the Fund, 0.40 of 1% of the next $200 million of average net assets, and 0.35 of 1% of any excess over $400 million. Such fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee shall be payable for each month within 10 business days after the end of such month.

If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Adviser or of the Sub-Adviser.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

  (a) The Fund may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-Adviser; or

  (b) If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Directors who are not interested persons of the Fund or of the the Adviser or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; or

  (c) The Adviser may at any time terminate this Agreement by not less than ninety days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6. CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events:

  (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

  (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund;

  (c) the ownership of more than 51% of the common stock of the Sub-Adviser issued and outstanding as of the effective date of this Agreement will be transferred; and

  (d) the Chairman of the Board of Directors or the President of the Sub-Adviser, or any of the Sub-Adviser's portfolio managers for the Fund shall have changed.

7. CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

8. NONLIABILITY OF SUB-ADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, the rendering of services hereunder.

Sub-Adviser agrees to indemnify the Adviser, the Separate Accounts and the Depositor of the Separate Accounts for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser, the Separate Accounts or the Depositor of the Separate Accounts may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund, pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730), relating to the diversification requirements for separate accounts, endowment, and life insurance contracts.

IN WITNESS WHEREOF, LINCOLN INVESTMENT MANAGEMENT, INC. and DELAWARE INTERNATIONAL ADVISERS LIMITED have each caused this Instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                     Lincoln Investment Management, Inc.


                                     By: ______________________________________
                                     Printed Name: ____________________________
                                     Title: ___________________________________

                                     Delaware International Advisers Limited


                                     By: ______________________________________
                                     Printed Name: ____________________________
                                     Title: ___________________________________

Accepted and agreed to as of the day
and year first above written:

Lincoln National International Fund,
  Inc.


By: _________________________________
Printed Name: _______________________
Title: ______________________________

                                   EXHIBIT D

Modification of An Investment Restriction in Each of Six Multi Funds to Permit Purchase of Certain Loan Participation Certificates As Money Market Items

For each Fund listed below, if you approve the change to these restrictions, this is how they will read (WITH THE BOLDFACE PORTION ADDED). If you do not approve the change, they will read as is, without the boldface material.

Lincoln National Bond Fund, Inc.: Statement of Additional Information, Page BF-
3:

  "The fund may not:
  4. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed 15% of its total assets at any one time. See Investment policies and techniques in the Prospectus. The purchase of debt securities (INCLUDING LOAN PARTICIPATION CERTIFICATES) and the entry into repurchase agreements are not considered the making of loans."

Lincoln National Growth and Income Fund, Inc.: Statement of Additional Information, Page GF-3:

  "The fund may not:
  4. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of its total assets at any one time. See Investment policies and techniques in the Prospectus. The purchase of debt securities (INCLUDING LOAN PARTICIPATION CERTIFICATES) and the entry into repurchase agreements are not considered the making of loans."

Lincoln National Managed Fund, Inc.: Statement of Additional Information, Page MF-3:

  "The fund may not:

  4. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed 15% of its total assets at any one time. See Investment policies. The purchase of debt securities (INCLUDING LOAN PARTICIPATION CERTIFICATES) and the entry into repurchase agreements are not considered the making of loans."

Lincoln National Money Market Fund, Inc.: Statement of Additional Information, Page MM-3:

  "The fund may not:

  3. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of its total assets at any one time. See Investment policies and techniques. The purchase of debt securities (INCLUDING LOAN PARTICIPATION CERTIFICATES) and the entry into repurchase agreements are not considered the making of loans."

Lincoln National Social Awareness Fund, Inc.: Statement of Additional Information, Page SA-3:

  "The fund may not:

  4. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of its total assets at any one time. See Investment policies and techniques. The purchase of debt securities (INCLUDING LOAN PARTICIPATION CERTIFICATES) and the entry into repurchase agreements are not considered the making of loans."

Lincoln National Special Opportunities Fund, Statement of Additional Information, Page SO-3:

  "The fund may not:

3. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of its total assets at any one time. See Investment policies and techniques. The purchase of debt securities (INCLUDING LOAN PARTICIPATION CERTIFICATES) and the entry into repurchase agreements are not considered the making of loans."

                                   EXHIBIT E

CURRENT TEXT OF THE FUNDAMENTAL POLICIES THAT IS PROPOSED BY THE BOARD TO BE ELIMINATED FOR EACH FUND:

Lincoln National Bond Fund--

    Invest more than 5% of its total assets in securities of issues which (together with predecessors) have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, it's agencies or instrumentalities.

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually own beneficially 0.5% or more of the securities of such issuer, collectively own beneficially more than 5% of the securities of such issuer.

Lincoln National Global Asset Allocation Fund--

    Invest in securities of any issuer, if, to the knowledge of the fund, officers and directors of the fund and officers and directors of the advisor or the sub-advisor who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

    Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

Lincoln National Growth and Income Fund--

    Invest more than 5% of its total assets in securities of issuers which, together with predecessors, have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually beneficially own 1/2 of 1% or more of the securities of that issuer, collectively beneficially own more than 5% of the securities of that issuer.

Lincoln National International Fund--

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually own beneficially 0.5% or more of the securities of such issuer, collectively own beneficially more than 5% of the securities of such issuer.

    Invest more than 10% of its total assets in issues of companies which have been in operation for less than three years.

Lincoln National Managed Fund--

    Invest more than 5% of its total assets in securities of issuers which (together with predecessors) have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually own beneficially 0.5% or more of the securities of such issuer, collectively own beneficially more than 5% of the securities of such issuer.

Lincoln National Money Market Fund--

    Invest more than 5% of its total assets in securities of issuers which, together with their predecessors, have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its investment advisor, who individually own beneficially 0.5% or more of the securities of such issuer, collectively own beneficially more than 5% of the securities of such issuer.

Lincoln National Social Awareness Fund--

    Invest more than 5% of its total assets in securities of issuers which, together with predecessors, have been in operation for less than three years. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually beneficially own 1/2 of 1% or more of the securities of that issuer, collectively beneficially own more than 5% of the securities of that issuer.

Lincoln National Special Opportunities Fund--

    Invest in securities of any issuer if, to the knowledge of the fund, officers or directors of the fund or its advisor, who individually beneficially own 1/2 of 1% or more of the securities of that issuer, collectively beneficially own more than 5% of the securities of that issuer.

    Invest in interests in oil, gas and other mineral exploration or development programs, except that the fund may invest in the securities of companies which invest in or sponsor such programs.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Special Meetings of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc., to be held on April 13, 1998 or any adjournment thereof:

1.  Election of Directors:
                                         FOR ALL EXCEPT
AGGRESSIVE GROWTH FUND:      FOR ALL     AS MARKED BELOW       WITHHOLD ALL
                              [ ]             [ ]                  [  ]


John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

                                         FOR ALL EXCEPT
BOND FUND                    FOR ALL     AS MARKED BELOW       WITHHOLD ALL
                              [ ]             [ ]                  [  ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------
                                         FOR ALL EXCEPT
CAPITAL APPRECIATION FUND:   FOR ALL     AS MARKED BELOW       WITHHOLD ALL
                              [ ]             [ ]                  [  ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

                                         FOR ALL EXCEPT
EQUITY-INCOME FUND:          FOR ALL     AS MARKED BELOW       WITHHOLD ALL
                              [ ]             [ ]                  [  ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

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

                                          FOR ALL EXCEPT
GLOBAL ASSET ALLOCATION FUND:  FOR ALL    AS MARKED BELOW        WITHHOLD ALL
                                 [ ]            [ ]                  [  ]


John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

                                          FOR ALL EXCEPT
GROWTH AND INCOME FUND:        FOR ALL    AS MARKED BELOW        WITHHOLD ALL
                                 [ ]            [ ]                  [  ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------
                                          FOR ALL EXCEPT
INTERNATIONAL FUND:            FOR ALL    AS MARKED BELOW        WITHHOLD ALL
                                 [ ]             [ ]                  [  ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

                                            FOR ALL EXCEPT
MANAGED FUND:                  FOR ALL      AS MARKED BELOW      WITHHOLD ALL
                                 [ ]             [ ]                  [ ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------


                                            FOR ALL EXCEPT
MONEY MARKET FUND:             FOR ALL      AS MARKED BELOW      WITHHOLD ALL
                                 [ ]             [ ]                 [ ]

John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

                                          FOR ALL EXCEPT
SOCIAL AWARENESS FUND:         FOR ALL    AS MARKED BELOW        WITHHOLD ALL
                                 [ ]            [ ]                  [ ]


John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------

                                          FOR ALL EXCEPT
SPECIAL OPPORTUNITIES FUND:    FOR ALL    AS MARKED BELOW        WITHHOLD ALL
                                 [ ]            [ ]                  [ ]


John B. Borsch, Jr., Kelly C. Clevenger, Nancy L. Frisby, Barbara S. Kowalczyk, Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below:

--------------------------------------------------------------------------------
2-4. To approve or reject the following, according to the terms described in the Proxy Statement:

     2. (Equity-Income Fund) A reduction in investment advisory and sub-advisory fees.

        Approve  Disapprove  Abstain
          [ ]       [ ]        [ ]

     3. (International Fund) A sub-advisory agreement with
        Delaware International Advisors LTD, under the terms described in the Proxy Statement, replacing Clay Finlay Inc.

          Approve  Disapprove  Abstain
          [ ]       [ ]        [ ]


     4. (Bond, Growth and Income, Managed, Money Market,
        Social Awareness Funds and Special Opportunities Funds)
        Investments in certain Loan Participation Certificates.

          Approve  Disapprove  Abstain
          [ ]       [ ]        [ ]

5. To approve or reject the elimination of certain fundamental investment restrictions, as described in the Proxy Statement:

     Bond Fund             Approve all      Disapprove all    Abstain from all
                               [ ]               [ ]               [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________


     Global Asset
     Allocation Fund         Approve all    Disapprove all    Abstain from all
                                 [ ]             [ ]               [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration


     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________

     Growth and
     Income Fund             Approve all    Disapprove all   Abstain from all
                                 [ ]             [ ]               [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________


     International
     Fund                    Approve all     Disapprove all  Abstain from all
                                 [ ]              [ ]              [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________

     Managed
     Fund                    Approve     Disapprove all      Abstain from all
                               [ ]            [ ]                   [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________


     Money Market
     Fund                    Approve     Disapprove all      Abstain from all
                               [ ]           [ ]                   [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________

     Social Awareness
     Fund                    Approve     Disapprove all      Abstain from all
                               [ ]             [ ]                 [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:___________

     Special Opportunities
     Fund                    Approve     Disapprove all      Abstain from all
                               [ ]            [ ]                  [ ]

     a. Ownership by Ofcrs./Dirs. b. Oil & Gas Exploration  c. Newer companies

     If you want to vote not to eliminate one or more of these restrictions, write their letter designation(s) here:__________


6. (All Funds) To approve or reject engagement of Ernst & Young LLP as independent auditors for each Fund for 1998, and ratify their engagement for 1995, 1996 and 1997, as explained in the Proxy Statement.

     Approve     Disapprove         Abstain
       [ ]           [ ]              [ ]


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

7. (All Funds) To transact such other business as may properly come before the meeting.

    Upon proper execution of this form, the votes indicated above will be cast in the manner directed herein by the undersigned Contract Owner, and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED ABOVE. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contract Owners participating in the same fund. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains.

    I acknowledge receipt of the Notice of Annual Meeting of the Shareholders and accompanying Proxy Statement dated March 9, 1998.



                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                   PROXY INSTRUCTION CARD BY APRIL 3, 1998,
                         USING THE ENCLOSED ENVELOPE.



Signature______________________________________   Date________________________


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